UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 June 17, 2011

SPARE BACKUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30787	23-3030650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Ironwood Drive, Minden, NV	89423
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	775-329-2180

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entries into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

June 17, 2011, the Company entered into a securities purchase agreement with Biofilm IP, LLC  (“Biofilm”)  pursuant to which the Company issued to Biofilm its $1,500,000 convertible revolving credit note, voting preferred stock and a warrant to purchase 5,000,000 shares of the Company.  The terms of the agreements and related instruments are described below.

Convertible Revolving Credit Note

•	Credit Facility – up to $1,500,000
•	Maturity – June 17, 2014
•	Interest – 10% per annum payable monthly in arrears commencing August 1, 2011
•	Conversion – At option of payee at a conversion price at the greater of $0.05 or 25% below the 5-day moving average of the closing bid prices of the Company
•	Draw Down Amounts – Up to a maximum of $300,000 per month and a maximum amount of $75,000 per week
•	Adjustments and Anti-Dilution – Standard anti-dilution and adjustment provisions

Series B Preferred Stock

•	Number of Shares – 50,000 shares of Series B Preferred Stock
•	Stated Value -- $0.001 per share
•	Voting Rights – Each share has 400 votes per share
•	Dividends – None
•	Conversion – Not convertible
•	Redemption – No redemption rights
•	To be issued within 61 days

Warrant

•	Number of underlying shares – 5,000,000 shares of common stock
•	Exercise Price -- $0.09 per share
•	Expiration date – January 17, 2016
•	Anti-dilution and Adjustment – Standard anti-dilution and adjustment provisions
•	Call Provisions – Callable if the 5-trading day average closing price exceeds $0.60 per share

The issuance of a promissory note, Series B Preferred Stock and warrant was exempt from registration by virtue of Section 4(2) of the Securities Act of 1933.  The investor was a highly sophisticated accredited investor, who agreed to acquire the securities issued for investment and had access to various financial and related information concerning the Company.

Item 7.01                      Regulation FD Disclosure.

On June 21, 2011, the Company issued its press release describing the credit line.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

10.21	Subscription Agreement dated June 17, 2011
10.22	Common Stock Purchase Warrant
10.23	Certificate of Designation, Preferences, Rights of Series B Preferred Stock
10.24	Convertible Revolving Credit Note
99.1	Press Release dated June 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARE BACKUP, INC.

Date: June 21, 2011	By: /s/ Cery Perle
Cery Perle, Chief Executive Officer and President

3